EXHIBIT 99.1

                           DYNA-CAM ENGINE CORPORATION

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                       PURSUANT TO18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Michael S. Williams, solely for the purpose of complying with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that to my knowledge the Annual Report of Dyna-Cam Engine Corporation on Form 10-KSB for the fiscal year ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Dyna-Cam Engine Corporation.

                                     By:      /s/ MICHAEL S. WILLIAMS
                                        ----------------------------------------
                                        Michael S. Williams
                                        Chief Executive Officer